UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Legg Mason Partners Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

JULY 31, 2006

Legg Mason Partners

Dividend and Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Dividend and Income Fund

Annual Report • July 31, 2006

What’s

Inside

Fund Objective

The Fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will normally maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund’s assets may be invested in below-investment grade fixed income securities.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In the second quarter of 2006, GDP growth was a more modest 2.9%, according to the Commerce Department’s preliminary estimate. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, after the reporting period ended, the Fed paused from raising rates in August. In its official statement, the Fed said “…the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the 12-month period ended July 31, 2006, the U.S. stock market generated positive results, with the S&P 500

Legg Mason Partners Dividend and Income Fund         I

Indexiv returning 5.38%. Steadily rising interest rates, inflationary pressures and fears of continued Fed rate hikes triggered periods of market volatility. However, this was somewhat overshadowed by continued strong corporate profits and the expanding economy.

Looking at the market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi and Russell 2000vii Indexes returning 5.60%, 5.23%, and 4.24%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 11.16% and -0.54%, respectively, over the reporting period.

Both short- and long-term yields rose over the reporting period, causing the overall bond market to post only a modest gain. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexx, returned 1.46%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The

II         Legg Mason Partners Dividend and Income Fund

Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 30, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Dividend and Income Fund         III

Manager Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and both CAM North America, LLC (“CAM N.A.”) and Western Asset Management Company (“Western Asset”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, CAM N.A. and Western Asset are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, the reorganization is expected to occur on or about December 1, 2006.

The Fund was formerly known as Smith Barney Dividend and Income Fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. On the equity side, the stock market had difficulties over the 12-month period, including a rising rate environment and periods of significant market volatility, but still managed to generate positive returns with the S&P 500 Indexi returning 5.38%. Despite a variety of significant headwinds, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexii, generated a positive return over the one-year reporting period ended July 31, 2006, as it gained 1.46%.

Over the reporting period, the bond market was impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)iii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following; In May 2004, the federal funds rateiv, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         1

at a pace that is likely to be measured.” The Fed was certainly true to its word, as it instituted 17 straight 0.25% rate hikes bringing the federal funds rate to 5.25% at the end of the reporting period.

Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%.

Performance Review

For the 12 months ended July 31, 2006, Class A shares of the Legg Mason Partners Dividend and Income Fund, excluding sales charges, returned 5.39%. These shares outperformed the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the S&P 500 Index, which returned 1.46% and 5.38%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 increased 5.12% over the same time frame.

Performance Snapshot as of July 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

Dividend and Income Fund — Class A Shares	2.77%	5.39%

Lehman Brothers U.S. Aggregate Index	0.61%	1.46%

S&P 500 Index	0.67%	5.38%

Lipper Mixed-Asset Target Allocation Growth Funds Category Average	-0.01%	5.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 2.50% and Class C shares returned 2.40% over the six months ended July 31, 2006. Excluding sales charges, Class B shares returned 4.86% and Class C shares returned 4.65% over the 12 months ended July 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 597 funds for the six-month period and among the 573 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 573 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The portfolio’s allocation to higher-yielding bonds aided performance throughout the period, as lower rated securities outperformed their investment grade counterparts. As the period progressed, the Fund’s holdings in the auto sector, in particularly Ford Motor Co. and General Motors Corp., enhanced results. Both companies bonds staged an impressive rebound on the back of positive restructuring news and better than expected earnings from General Motors Corp. Elsewhere, a small overweight to the mortgage-backed sector, especially during the month of February 2006, was a slight positive to performance as spreads recovered from their widening at the end of 2005.

Finally, our decision to hold a moderate portion of the Fund’s Treasury allocation in Treasury Inflation Protected Securities (TIPS) was beneficial to results as inflation rose faster than anticipated.

On the equity side of the portfolio, both stock selection and sector allocation contributed positively to performance in comparison to the benchmark S&P 500 Index. Stock selection in the information technology (IT), financials, energy, consumer discretionary and health care sectors made major contributions to relative performance, as did sector overweights to materials, energy and consumer staples and sector underweights to IT and consumer discretionary. In terms of individual stocks, leading contributors to performance for the period included positions in Rio Tinto PLC in materials, Schlumberger Ltd. and Exxon Mobil Corp. in energy, PepsiCo Inc. in consumer staples and JPMorgan Chase & Co. in financials.

What were the leading detractors from performance?

A. During the first half of the period, the Fund’s allocations to investment grade corporate and U.S. Treasury securities detracted from results. In the second half of the period, the Fund’s long durationv position versus the benchmark (0.3-0.8 years) was a significant negative as interest rates continued to rise. The Fund was structured with a long duration based on our belief that rates would continue to trade within the same range as the past few years. However, 10-year Treasuries broke outside of that range and the Fund suffered as a result. In terms of yield curvevi positioning, the Fund’s overweight in the very front end of the curve detracted from performance as the Fed raised rates more than the market — and we — expected.

On the equity side, significant detractors from performance in comparison to the benchmark index included stock selection in industrials, materials, consumer staples and utilities, as well as a sector underweight in financials. Leading stock detractors included holdings in Gannett Co. Inc. in consumer discretionary, Dow Chemical Co. in materials, Wm. Wrigley Jr. Co. in consumer staples and Masco Corp. and American Power Conversions Corp., both in industrials.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         3

Q. Were there any significant changes to the Fund during the reporting period?

A. In the first half of the fiscal year, we slightly increased the Fund’s allocation to high yield over U.S. investment grade securities based on relative valuations between the two asset classes. Within the U.S. investment-grade component of the portfolio, we decreased the Fund’s exposure to U.S. Treasury debt in favor of mortgage-backed securities. This was done in an effort to take advantage of more compelling valuations, as mortgages had sold off earlier in the period. In the second half of the period, we extended the Fund’s duration to a long position.

There were no significant changes made to the equity portion of the Fund.

Thank you for your investment in the Legg Mason Partners Dividend and Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, subadviser to the fixed income portion of the Fund

CAM North America, LLC, subadviser to the equity portion of the Fund

August 25, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten equity holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (2.9%), PepsiCo Inc. (2.8%), Procter & Gamble Co. (2.6%), General Electric Co. (2.5%), Walt Disney Co. (2.3%), Johnson & Johnson (2.3%), 3M Co. (2.2%), St. Paul Travelers Cos. Inc. (2.1%), Wells Fargo & Co. (2.0%) and United Technologies Corp. (1.7%). Please refer to pages 10 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five equity sector holdings (as a percentage of net assets) as of July 31, 2006 were: Industrials (12.5%), Consumer Staples (11.3%), Financials (9.5%), Health Care (7.5%) and Energy (6.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. This Fund may invest in foreign stocks, which are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Fund at a Glance (unaudited)

*	Amount represents less than 0.1% of total investments.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2006 and held for the six months ended July 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.77%	$1,000.00	$1,027.70	0.84%	$4.22

Class B	2.50	1,000.00	1,025.00	1.40	7.03

Class C	2.40	1,000.00	1,024.00	1.58	7.93

(1)	For the six months ended July 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.63	0.84%	$4.21

Class B	5.00	1,000.00	1,017.85	1.40	7.00

Class C	5.00	1,000.00	1,016.96	1.58	7.90

(1)	For the six months ended July 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 7/31/06	5.39%	4.86%	4.65%

Five Years Ended 7/31/06	3.15	2.66	2.41

Ten Years Ended 7/31/06	5.72	5.21	N/A

Inception* through 7/31/06	6.24	7.22	2.20

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 7/31/06	0.14%	(0.14)%	3.65%

Five Years Ended 7/31/06	2.10	2.48	2.41

Ten Years Ended 7/31/06	5.18	5.21	N/A

Inception* through 7/31/06	5.84	7.22	2.20

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (7/31/96 through 7/31/06)	74.44%

Class B (7/31/96 through 7/31/06)	66.14

Class C (Inception* through 7/31/06)	19.34

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waiver and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B and C shares are November 6, 1992, March 28, 1988 and June 15, 1998, respectively.

8         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners Dividend and Income Fund vs. S&P 500 Index and Lehman Brothers U.S. Aggregate Index† (July 1996 — July 2006)

†	Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2006. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Lehman Brothers U.S. Aggregate Index is a benchmark index made up of the Lehman Brothers Government/Credit Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $150 million. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         9

Schedule of Investments (July 31, 2006)

LEGG MASON PARTNERS DIVIDEND AND INCOME FUND

Shares	Security	Value

COMMON STOCKS — 64.0%
CONSUMER DISCRETIONARY — 3.7%
Hotels, Restaurants & Leisure — 0.3%
50,000	McDonald’s Corp.	$1,769,499

Media — 3.2%
75,000	Gannett Co. Inc.	3,909,000
19,000	Meredith Corp.	897,370
424,000	Walt Disney Co.	12,588,560

	Total Media	17,394,930

Specialty Retail — 0.2%
25,000	Home Depot Inc.	867,750

	TOTAL CONSUMER DISCRETIONARY	20,032,179

CONSUMER STAPLES — 11.3%
Beverages — 3.5%
85,000	Coca-Cola Co.	3,782,500
237,377	PepsiCo Inc.	15,044,954

	Total Beverages	18,827,454

Food & Staples Retailing — 0.4%
50,000	Wal-Mart Stores Inc.	2,225,000

Food Products — 3.7%
1,948	Aurora Foods Inc. (a)(b)*	0
80,000	Campbell Soup Co.	2,934,400
100,000	General Mills Inc.	5,190,000
104,000	H.J. Heinz Co.	4,364,880
50,000	Hershey Co.	2,748,500
97,125	Wm. Wrigley Jr. Co.	4,454,153

	Total Food Products	19,691,933

Household Products — 3.7%
100,000	Kimberly-Clark Corp.	6,105,000
250,000	Procter & Gamble Co.	14,050,000

	Total Household Products	20,155,000

	TOTAL CONSUMER STAPLES	60,899,387

ENERGY — 6.6%
Energy Equipment & Services — 1.5%
120,000	Schlumberger Ltd.	8,022,000

Oil, Gas & Consumable Fuels — 5.1%
105,000	BP PLC, Sponsored ADR	7,614,600
85,000	Canadian Natural Resources Ltd.	4,525,400
230,000	Exxon Mobil Corp.	15,580,200

	Total Oil, Gas & Consumable Fuels	27,720,200

	TOTAL ENERGY	35,742,200

See Notes to Financial Statements.

10         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Shares	Security	Value

FINANCIALS — 9.5%
Capital Markets — 1.9%
100,000	Bank of New York Co. Inc.	$3,361,000
50,000	Merrill Lynch & Co. Inc.	3,641,000
50,000	Morgan Stanley	3,325,000

	Total Capital Markets	10,327,000

Commercial Banks — 2.4%
75,000	U.S. Bancorp	2,400,000
150,000	Wells Fargo & Co.	10,851,000

	Total Commercial Banks	13,251,000

Diversified Financial Services — 2.6%
95,000	Bank of America Corp.	4,895,350
198,000	JPMorgan Chase & Co.	9,032,760

	Total Diversified Financial Services	13,928,110

Insurance — 2.3%
30,000	Marsh & McLennan Cos. Inc.	810,900
250,000	St. Paul Travelers Cos. Inc.	11,450,000

	Total Insurance	12,260,900

Thrifts & Mortgage Finance — 0.3%
75,000	Brookline Bancorp Inc.	973,500
50,000	Hudson City Bancorp Inc.	648,500

	Total Thrifts & Mortgage Finance	1,622,000

	TOTAL FINANCIALS	51,389,010

HEALTH CARE — 7.5%
Pharmaceuticals — 7.5%
50,000	Bristol-Myers Squibb Co.	1,198,500
80,000	Eli Lilly & Co.	4,541,600
200,000	Johnson & Johnson	12,510,000
135,000	Merck & Co. Inc.	5,436,450
50,000	Novartis AG, Sponsored ADR	2,811,000
300,000	Pfizer Inc.	7,797,000
125,000	Wyeth	6,058,750

	TOTAL HEALTH CARE	40,353,300

INDUSTRIALS — 12.5%
Aerospace & Defense — 3.8%
130,000	Honeywell International Inc.	5,031,000
135,000	Raytheon Co.	6,084,450
150,000	United Technologies Corp.	9,328,500

	Total Aerospace & Defense	20,443,950

Air Freight & Logistics — 0.6%
50,000	United Parcel Service Inc., Class B Shares	3,445,500

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         11

Schedule of Investments (July 31, 2006) (continued)

Shares	Security	Value

Building Products — 0.9%
185,000	Masco Corp.	$4,945,050

Commercial Services & Supplies — 1.9%
100,000	Pitney Bowes Inc.	4,132,000
175,000	Waste Management Inc.	6,016,500

	Total Commercial Services & Supplies	10,148,500

Electrical Equipment — 0.3%
100,000	American Power Conversion Corp.	1,688,000

Industrial Conglomerates — 5.0%
166,000	3M Co.	11,686,400
415,000	General Electric Co.	13,566,350
70,000	Tyco International Ltd.	1,826,300

	Total Industrial Conglomerates	27,079,050

	TOTAL INDUSTRIALS	67,750,050

INFORMATION TECHNOLOGY — 3.3%
Communications Equipment — 0.8%
203,190	Motorola Inc.	4,624,604

Computers & Peripherals — 1.2%
75,000	Hewlett-Packard Co.	2,393,250
50,000	International Business Machines Corp.	3,870,500

	Total Computers & Peripherals	6,263,750

IT Services — 0.8%
100,000	Automatic Data Processing Inc.	4,376,000

Software — 0.5%
105,000	Microsoft Corp.	2,523,150

	TOTAL INFORMATION TECHNOLOGY	17,787,504

MATERIALS — 5.5%
Chemicals — 4.1%
125,000	Dow Chemical Co.	4,322,500
212,000	E.I. du Pont de Nemours & Co.	8,407,920
50,000	Ecolab Inc.	2,153,500
115,000	PPG Industries Inc.	7,077,100

	Total Chemicals	21,961,020

Metals & Mining — 1.0%
27,000	Rio Tinto PLC, Sponsored ADR	5,640,030

Paper & Forest Products — 0.4%
35,000	Weyerhaeuser Co.	2,053,100

	TOTAL MATERIALS	29,654,150

See Notes to Financial Statements.

12         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Shares		Security	Value

TELECOMMUNICATION SERVICES — 1.4%
Diversified Telecommunication Services — 1.1%
65,000		AT&T Inc.	$1,949,350
105,000		Verizon Communications Inc.	3,551,100
31,017		Windstream Corp.	388,643

		Total Diversified Telecommunication Services	5,889,093

Wireless Telecommunication Services — 0.3%
30,000		ALLTEL Corp.	1,655,100

		TOTAL TELECOMMUNICATION SERVICES	7,544,193

UTILITIES — 2.7%
Electric Utilities — 1.2%
218,400		Duke Energy Corp.	6,621,888

Multi-Utilities — 1.5%
70,000		Ameren Corp.	3,605,000
115,000		KeySpan Corp.	4,631,050

		Total Multi-Utilities	8,236,050

		TOTAL UTILITIES	14,857,938

		TOTAL COMMON STOCKS (Cost — $277,589,211)	346,009,911

CONVERTIBLE PREFERRED STOCK — 0.1%
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
6,100		Crown Castle International Corp., 6.250% due 8/15/12 (Cost — $180,325)	342,363

PREFERRED STOCK — 0.0%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
260		Chesapeake Energy Corp., 6.250% (Cost — $65,334)	72,805

Face Amount	Rating‡
ASSET-BACKED SECURITIES — 4.5%
Automobiles — 1.4%
$2,850,000	AAA	AmeriCredit Automobile Receivables Trust, Series 2004-AF, Class A4, 2.870% due 2/7/11 (c)	2,793,286
2,500,000	AAA	ARG Funding Corp., Series 2005-1A, Class A3, 4.290% due 4/20/10 (c)(d)	2,406,809
2,000,000	AAA	Hertz Vehicle Financing LLC, Series 2005-2A, Class A3, 5.585% due 2/25/11 (c)(d)(e)	2,001,224

		Total Automobiles	7,201,319

Credit Card — 0.4%
2,075,000	AAA	Capital One Master Trust, Series 2001-8A, Class A, 4.600% due 8/17/09 (c)	2,072,748

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         13

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 0.0%
$2,750,745	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (a)(b)(f)	$0

Home Equity — 2.7%
1,296,254	AAA	Bear Stearns Asset Backed Securities Inc., Series 2006-1, Class A, 5.665% due 2/25/36 (c)(e)	1,297,746
366,423	AAA	Centex Home Equity Loan Trust, Series 2003-B, Class AF4, 3.235% due 2/25/32 (e)	355,675
		Countrywide Home Equity Loan Trust:
1,421,312	AAA	Series 2004-J, Class 2A, 5.659% due 12/15/33 (c)(e)	1,424,912
1,456,604	AAA	Series 2004-P, Class 2A, 5.689% due 3/15/34 (c)(e)	1,461,532
1,661,814	AAA	Series 2005-E, Class 2A, 5.589% due 11/15/35 (c)(e)	1,663,329
1,839,716	AAA	Series 2005-I, Class 2A, 5.599% due 2/15/36 (c)(e)	1,840,839
1,400,000	Aaa(g)	Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/35 (c)(e)	1,376,084
146,018	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class A2, 5.805% due 2/25/33 (e)	146,391
		SACO I Trust:
2,200,000	AAA	Series 2005-WM3, Class A3, 5.735% due 9/25/35 (c)(e)	2,202,319
927,575	AAA	Series 2006-1, Class A, 5.555% due 9/25/35 (c)(e)	928,139
2,100,000	AAA	Series 2006-3, Class A3, 5.615% due 4/25/36 (c)(e)	2,102,196

		Total Home Equity	14,799,162

		TOTAL ASSET-BACKED SECURITIES (Cost — $27,307,551)	24,073,229

COLLATERALIZED MORTGAGE OBLIGATIONS (e) — 5.8%
1,510,000	AAA	Banc of America Commercial Mortgage Inc., Series 2006-1, Class A4, 5.372% due 9/10/45 (c)	1,474,628
		Banc of America Funding Corp.:
1,867,649	AAA	5.189% due 6/20/35 (c)	1,872,045
1,673,270	AAA	Series 2005-E, Class 7A1, 5.189% due 6/20/35 (c)	1,680,982
1,069,057	AAA	Bayview Commercial Asset Trust, Series 2006-1A, Class A1, 5.655% due 4/25/36 (c)(d)	1,069,057
		Countrywide Alternative Loan Trust:
1,904,392	AAA	Series 2005-59, Class 1A1, 5.708% due 11/20/35 (c)	1,912,628
2,017,316	AAA	Series 2005-72, Class A1, 5.655% due 1/25/36 (c)	2,020,598
2,529,798	AAA	Series 2006-OA2, Class A5, 5.608% due 5/20/46 (c)	2,534,085
1,510,000	AAA	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.557% due 2/15/39 (c)	1,493,955
1,341,303	AAA	Downey Savings and Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2B, 5.798% due 9/19/44 (c)	1,350,987
1,946,893	AAA	Lehman XS Trust, Series 2006-4N, Class A2A, 5.605% due 4/25/46 (c)	1,946,893
630,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.661% due 5/12/39	631,843

See Notes to Financial Statements.

14         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (e) — 5.8% (continued)
$1,899,362	AAA	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 3A, 5.405% due 5/25/35 (c)	$1,889,011
2,485,099	AAA	Structured Asset Mortgage Investment Inc., Series 2006-AR3, Class 11A1, 5.595% due 4/25/36 (c)	2,484,780
1,563,553	AAA	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.555% due 1/25/36 (c)	1,561,710
		Washington Mutual Inc.:
		Series 2005-AR1:
1,705,717	AAA	Class A1A, 5.705% due 1/25/45 (c)	1,709,894
1,876,289	AAA	Class A2A1, 5.725% due 1/25/45 (c)	1,879,774
1,618,006	AAA	Series 2005-AR13, Class A1B3, 5.745% due 10/25/45 (c)	1,627,251
2,481,189	AAA	Series 2005-AR17, Class A1A2, 5.675% due 12/25/45 (c)	2,491,851

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $31,599,421)	31,631,972

CONVERTIBLE NOTE — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
55,000	CCC	Amkor Technology Inc., 2.500% due 5/15/11 (Cost — $46,235)	44,275

CORPORATE BOND & NOTES — 14.4%
Aerospace & Defense — 0.1%
175,000	B+	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	169,312
170,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	172,975
200,000	B+	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	188,500

		Total Aerospace & Defense	530,787

Airlines — 0.2%
		Continental Airlines Inc., Pass-Through Certificates:
75,453	B+	Series 2000-2, Class C, 8.312% due 4/2/11	72,905
355,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	354,472
		United Airlines Inc., Pass-Through Certificates:
162,820	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (f)	166,178
245,469	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (f)	257,847
		Series 2001-1:
105,000	NR	Class B, 6.932% due 9/1/11 (f)	110,316
230,000	NR	Class C, 6.831% due 9/1/08 (f)	227,269

		Total Airlines	1,188,987

Auto Components — 0.1%
135,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	137,025
200,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	191,500
225,000	B-	Visteon Corp., Senior Notes, 8.250% due 8/1/10	208,125

		Total Auto Components	536,650

Automobiles — 0.5%
		DaimlerChrysler North America Holding Corp.:
500,000	BBB	5.875% due 3/15/11	496,184

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         15

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Automobiles — 0.5% (continued)
$480,000	BBB	Notes, 4.050% due 6/4/08	$466,080
		Ford Motor Co.:
		Debentures:
100,000	B+	6.625% due 10/1/28	72,500
65,000	B+	8.900% due 1/15/32	54,925
1,175,000	B+	Notes, 7.450% due 7/16/31 (c)	869,500
		General Motors Corp., Senior Debentures:
175,000	B-	8.250% due 7/15/23	145,250
950,000	B-	8.375% due 7/15/33 (c)	783,750

		Total Automobiles	2,888,189

Beverages — 0.0%
175,000	B	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	177,625

Building Products — 0.1%
		Associated Materials Inc.:
15,000	CCC	Senior Discount Notes, step bond to yield 15.827% due 3/1/14	8,625
220,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	216,700
70,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	74,375
220,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	206,800
215,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.880% due 3/1/14	151,575

		Total Building Products	658,075

Capital Markets — 0.5%
195,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	210,356
		E*TRADE Financial Corp., Senior Notes:
100,000	B+	7.375% due 9/15/13	100,750
45,000	B+	7.875% due 12/1/15	46,687
410,000	A+	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	395,212
510,000	A+	Lehman Brothers Holdings Inc., Notes, 4.000% due 1/22/08	499,525
1,465,000	A	Morgan Stanley, Subordinated Notes, 4.750% due 4/1/14 (c)	1,362,705

		Total Capital Markets	2,615,235

Chemicals — 0.2%
190,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	199,025
150,000	BB-	Arco Chemical Co., Debentures, 9.800% due 2/1/20	174,000
335,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	366,406
135,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	145,125

		Total Chemicals	884,556

Commercial Banks — 0.6%
		Glitnir Banki HF:
240,000	A-	Notes, 6.330% due 7/28/11 (d)	241,093
420,000	BBB+	Subordinated Notes, 6.693% due 6/15/16 (d)(e)	421,525

See Notes to Financial Statements.

16         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Commercial Banks — 0.6% (continued)
$300,000	BBB-	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (d)(e)	$306,148
325,000	BBB-	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16 (d)(e)	315,377
1,020,000	A	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (c)	984,826
940,000	AA	Wells Fargo & Co., Senior Notes, 4.200% due 1/15/10 (c)	904,884

		Total Commercial Banks	3,173,853

Commercial Services & Supplies — 0.3%
100,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	98,500
485,000	BB-	Allied Waste North America Inc., Senior Notes, Series B, 8.500% due 12/1/08	505,612
125,000	BB-	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	118,750
80,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, 9.500% due 2/15/13	83,200
60,000	B-	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	70,280
480,000	BBB	Waste Management Inc., 6.375% due 11/15/12	495,304

		Total Commercial Services & Supplies	1,371,646

Communications Equipment — 0.1%
675,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	578,812

Consumer Finance — 0.6%
		Ford Motor Credit Co., Notes:
100,000	B+	6.625% due 6/16/08	96,372
2,785,000	B+	7.375% due 10/28/09 (c)	2,628,856
50,000	B+	7.000% due 10/1/13	43,975
		General Motors Acceptance Corp.:
50,000	BB	Bonds, 8.000% due 11/1/31	49,166
		Notes:
620,000	BB	6.125% due 8/28/07	615,809
25,000	BB	7.250% due 3/2/11	24,531

		Total Consumer Finance	3,458,709

Containers & Packaging — 0.4%
205,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	224,987
205,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	200,388
		Graphic Packaging International Corp.:
10,000	B-	Senior Notes, 8.500% due 8/15/11	10,100
265,000	B-	Senior Subordinated Notes, 9.500% due 8/15/13	266,325
225,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	234,000
659,000	BB-	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09 (c)	682,889

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         17

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Containers & Packaging — 0.4% (continued)
$150,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (d)	$149,250
335,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (d)	345,958

		Total Containers & Packaging	2,113,897

Diversified Consumer Services — 0.2%
105,000	CCC+	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (d)	105,787
		Hertz Corp.:
75,000	B	Senior Notes, 8.875% due 1/1/14 (d)	78,563
380,000	B	Senior Subordinated Notes, 10.500% due 1/1/16 (d)	415,150
250,000	BB	Service Corp. International, Debentures, 7.875% due 2/1/13	253,750

		Total Diversified Consumer Services	853,250

Diversified Financial Services — 1.6%
300,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	287,853
930,000	AA-	Bank of America Corp., Senior Notes, 3.875% due 1/15/08 (c)	910,584
95,000	BB	Case Credit Corp., Notes, 6.750% due 10/21/07	95,475
90,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (d)	86,625
90,000	CCC+	Citisteel USA Inc., Senior Secured Notes, 12.490% due 9/1/10 (e)	93,825
200,000	AA-	Credit Suisse First Boston USA Inc., Notes, 4.875% due 8/15/10	195,368
600,000	B+	El Paso Performance-Link, Notes, 7.750% due 7/15/11 (d)	606,750
1,040,000	AAA	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09 (c)	1,004,339
100,000	B	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Second Priority, Senior Secured Notes, 9.000% due 7/15/14	102,750
1,000,000	AA-	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10 (c)	1,085,111
200,000	A	ILFC E-Capital Trust I, 5.900% due 12/21/65 (d)(e)	198,073
1,450,000	A	JPMorgan Chase & Co., Subordinated Notes, 5.125% due 9/15/14 (c)	1,383,190
200,000	BBB	MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16 (e)	195,978
150,000	B-	Nell AF SARL, Senior Subordinated Notes, 8.375% due 8/15/15 (d)	146,438
950,000	A-	Pemex Finance Ltd., Notes, Series 2000-1, Class A-1, 9.030% due 2/15/11 (c)	1,011,185
		Residential Capital Corp., Notes:
240,000	BBB-	6.125% due 11/21/08	238,568
600,000	BBB-	6.000% due 2/22/11	589,350
85,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	91,906
135,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	131,288

		Total Diversified Financial Services	8,454,656

Diversified Telecommunication Services — 0.7%
		Cincinnati Bell Inc.:
45,000	B-	7.000% due 2/15/15	42,862
130,000	B-	Senior Subordinated Notes, 8.375% due 1/15/14	128,050
5,000	BB-	Cincinnati Bell Telephone Co., Debentures, 6.300% due 12/1/28	4,275
135,000	BB+	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	139,050
225,000	A-	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	215,295

See Notes to Financial Statements.

18         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 0.7% (continued)
$455,000	NR	GT Group Telecom Inc., Senior Discount Notes, 16.193% due 2/1/10 (a)(b)(f)	$0
145,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	153,700
		Intelsat Bermuda Ltd., Senior Notes:
155,000	B+	9.250% due 6/15/16 (d)	159,262
305,000	B	11.250% due 6/15/16 (d)	309,575
40,000	B	Intelsat Ltd., Notes, 7.625% due 4/15/12	33,550
400,000	BBB+	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	427,178
110,000	B	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (d)	113,850
225,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	191,250
		NTL Cable PLC, Senior Notes:
50,000	B-	8.750% due 4/15/14	51,000
25,000	B-	9.125% due 8/15/16	25,438
81,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	82,721
320,000	BBB+	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15	294,675
1,500,000	A	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (c)	1,481,988

		Total Diversified Telecommunication Services	3,853,719

Electric Utilities — 0.4%
500,000	BBB	Exelon Corp., Bonds, 5.625% due 6/15/35	450,140
		FirstEnergy Corp., Notes:
300,000	BBB-	Series B, 6.450% due 11/15/11	308,704
600,000	BBB-	Series C, 7.375% due 11/15/31	658,693
210,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	240,975
300,000	BBB	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	290,419

		Total Electric Utilities	1,948,931

Electrical Equipment — 0.1%
650,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08 (c)	660,562

Energy Equipment & Services — 0.1%
44,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	42,240
225,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	240,750
25,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	25,375

		Total Energy Equipment & Services	308,365

Food Products — 0.2%
120,000	BB+	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2, 8.620% due 1/2/25	122,475
225,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	210,375
300,000	B	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	271,500
275,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	270,875

		Total Food Products	875,225

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         19

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Health Care Providers & Services — 0.4%
$175,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	$185,062
		DaVita Inc.:
125,000	B	Senior Notes, 6.625% due 3/15/13	119,687
135,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	129,769
90,000	B+	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	94,388
		HCA Inc.:
35,000	BB+	Debentures, 7.500% due 11/15/95	24,862
		Notes:
60,000	BB+	6.300% due 10/1/12	50,550
100,000	BB+	6.375% due 1/15/15	80,500
123,000	BB+	6.500% due 2/15/16	98,554
190,000	BB+	7.500% due 11/6/33	146,775
325,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	313,625
300,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 7.750% due 7/15/15	292,500
		Tenet Healthcare Corp., Senior Notes:
450,000	B	7.375% due 2/1/13	392,625
25,000	B	9.875% due 7/1/14	24,000
275,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	264,000

		Total Health Care Providers & Services	2,216,897

Hotels, Restaurants & Leisure — 0.8%
300,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	282,750
490,000	BB+	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	516,950
50,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	49,750
275,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	258,844
225,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	229,500
200,000	B	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	210,250
250,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	240,000
105,000	B	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	111,038
200,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	186,000
		Mandalay Resort Group, Senior Subordinated:
140,000	B+	Debentures, 7.625% due 7/15/13	138,600
390,000	B+	Notes, Series B, 10.250% due 8/1/07	404,625
		MGM MIRAGE Inc., Senior Subordinated Notes:
100,000	B+	9.750% due 6/1/07	103,125
360,000	B+	8.375% due 2/1/11	371,700
125,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	119,375
175,000	B+	Penn National Gaming Inc., Senior Subordinated Notes, 6.875% due 12/1/11	172,812

See Notes to Financial Statements.

20         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 0.8% (continued)
$250,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	$250,625
15,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	15,825
200,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	185,000
250,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	253,750

		Total Hotels, Restaurants & Leisure	4,100,519

Household Durables — 0.2%
15,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	15,075
105,000	BB	Beazer Homes USA Inc., Senior Notes, 8.125% due 6/15/16 (d)	100,275
		Interface Inc.:
150,000	B-	Senior Notes, 10.375% due 2/1/10	164,625
50,000	CCC	Senior Subordinated Notes, 9.500% due 2/1/14	51,500
		K Hovnanian Enterprises Inc.:
60,000	BB	6.250% due 1/15/16	51,600
270,000	BB	Senior Notes, 8.625% due 1/15/17	264,600
105,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	107,625
20,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 8.678% due 9/1/12	16,200
125,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	125,625

		Total Household Durables	897,125

Household Products — 0.0%
		Nutro Products Inc.:
25,000	CCC	Senior Notes, 9.230% due 10/15/13 (d)(e)	25,750
60,000	CCC	Senior Subordinated Notes, 10.750% due 4/15/14 (d)	62,850
5,000	CCC	Spectrum Brands Inc., Senior Subordinated Notes, 7.375% due 2/1/15	3,788

		Total Household Products	92,388

Independent Power Producers & Energy Traders — 0.5%
		AES Corp., Senior Notes:
530,000	B	8.750% due 6/15/08	552,525
75,000	B	9.500% due 6/1/09	79,500
400,000	B	7.750% due 3/1/14	406,000
600,000	BBB	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	596,517
335,000	B-	Dynegy Holdings Inc., Senior Notes, 8.375% due 5/1/16 (d)	330,813
140,000	B1(g)	Edison Mission Energy, Senior Notes, 7.750% due 6/15/16 (d)	138,950
65,000	B-	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	62,725
95,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	91,794
		NRG Energy Inc., Senior Notes:
100,000	B-	7.250% due 2/1/14	98,125
325,000	B-	7.375% due 2/1/16	318,500

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         21

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Independent Power Producers & Energy Traders — 0.5% (continued)
$110,000	BBB-	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	$111,506
80,000	BB+	TXU Corp., Senior Notes, Series P, 5.550% due 11/15/14	73,478

		Total Independent Power Producers & Energy Traders	2,860,433

Industrial Conglomerates — 0.6%
270,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (a)(b)	262,575
100,000	B	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	101,500
105,000	B	Koppers Inc., Senior Notes, 9.875% due 10/15/13	114,188
		Tyco International Group SA, Notes:
1,000,000	BBB+	6.000% due 11/15/13 (c)	1,007,182
1,780,000	BBB+	6.875% due 1/15/29 (c)	1,885,399

		Total Industrial Conglomerates	3,370,844

Insurance — 0.0%
220,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	225,500

Internet & Catalog Retail — 0.0%
125,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	120,938

IT Services — 0.1%
		Sungard Data Systems Inc.:
75,000	B-	Senior Notes, 9.125% due 8/15/13	76,969
215,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	219,031

		Total IT Services	296,000

Machinery — 0.1%
200,000	BB	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	211,750
30,000	B+	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	28,612
244,000	B	Mueller Holdings Inc., Discount Notes, step bond to yield 11.980% due 4/15/14	208,620

		Total Machinery	448,982

Media — 1.4%
150,000	B-	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13 (d)	154,500
275,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	298,375
418,845	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	410,468
170,000	CCC-	CCH I Holdings LLC/CCH I Holding Capital Corp., Senior Accreting Notes, 11.750% due 5/15/14	115,600
240,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	216,600
80,000	CCC-	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	81,200
140,000	CCC-	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes, 9.625% due 11/15/09	118,300

See Notes to Financial Statements.

22         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Media — 1.4% (continued)
$125,000	B-	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (d)	$126,563
75,000	BB-	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (d)	75,469
		Comcast Corp., Notes:
730,000	BBB+	6.500% due 1/15/15 (c)	743,533
370,000	BBB+	6.500% due 1/15/17	375,756
		CSC Holdings Inc.:
250,000	B+	Debentures, Series B, 8.125% due 8/15/09	257,187
130,000	B+	Senior Notes, Series B, 7.625% due 4/1/11	131,463
310,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 6.375% due 6/15/15	288,687
		EchoStar DBS Corp., Senior Notes:
175,000	BB-	6.625% due 10/1/14	169,312
455,000	BB-	7.125% due 2/1/16 (d)	449,312
90,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	84,038
195,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	208,650
1,015,000	BBB	News America Inc., 6.200% due 12/15/34 (c)	932,246
115,000	CCC+	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	104,363
95,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	90,963
		R.H. Donnelley Corp.:
		Senior Discount Notes:
100,000	B	Series A-1, 6.875% due 1/15/13	91,250
175,000	B	Series A-2, 6.875% due 1/15/13	159,687
400,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	400,500
150,000	B+	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (d)	168,375
145,000	BB+	Rogers Cable Inc., Secured Notes, 5.500% due 3/15/14	131,044
230,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	233,450
260,000	BBB+	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	294,239
180,000	BBB+	Time Warner Inc., Debentures, 7.700% due 5/1/32	196,164
200,000	B+	Videotron Ltee, Senior Notes, 6.375% due 12/15/15	183,000
		XM Satellite Radio Inc., Senior Notes:
50,000	CCC	9.649% due 5/1/13 (d)(e)	46,375
110,000	CCC	9.750% due 5/1/14 (d)	102,025

		Total Media	7,438,694

Metals & Mining — 0.1%
225,000	B+	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	246,937
180,000	B-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (d)	198,900
100,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (d)	104,000

		Total Metals & Mining	549,837

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         23

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Multi-Utilities — 0.1%
$75,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	$79,832
500,000	BBB	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	493,273

		Total Multi-Utilities	573,105

Multiline Retail — 0.1%
112,000	BBB-	J.C. Penney Co. Inc., Notes, 9.000% due 8/1/12	129,409
205,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	218,581
132,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	142,230

		Total Multiline Retail	490,220

Office Electronics — 0.1%
275,000	B+	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	279,125

Oil, Gas & Consumable Fuels — 1.5%
420,000	BBB+	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31	464,350
150,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	153,375
250,000	B	Chaparral Energy Inc., Senior Notes, 8.500% due 12/1/15 (d)	251,250
		Chesapeake Energy Corp., Senior Notes:
350,000	BB	6.625% due 1/15/16	335,125
25,000	BB	6.500% due 8/15/17	23,375
200,000	BB	6.250% due 1/15/18	184,750
510,000	AA	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07	499,189
123,000	BB-	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	130,534
40,000	BB-	Compagnie Generale de Geophysique SA, 7.500% due 5/15/15	39,300
950,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (c)	1,056,565
560,000	BBB	Devon Energy Corp., Debentures, 7.950% due 4/15/32 (c)	661,887
		El Paso Corp., Medium-Term Notes:
310,000	B	7.800% due 8/1/31	308,450
860,000	B	7.750% due 1/15/32 (c)	860,000
275,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	269,500
150,000	B	Inergy L.P./Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	142,125
110,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (d)	111,375
150,000	BBB+	Kinder Morgan Energy Partners LP, Notes, 7.125% due 3/15/12	156,997
85,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (d)	82,450
100,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (d)	102,750
170,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	178,713
		Pogo Producing Co., Senior Subordinated Notes:
60,000	B+	7.875% due 5/1/13 (d)	61,350
105,000	B+	Series B, 8.250% due 4/15/11	108,281
10,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14 (d)	9,750
250,000	B-	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	256,875
220,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	233,200
250,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	264,512
40,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	39,400

See Notes to Financial Statements.

24         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 1.5% (continued)
$550,000	BB-	Williams Cos. Inc., Notes, 8.750% due 3/15/32	$596,750
480,000	BBB	XTO Energy Inc., Senior Notes, 6.250% due 4/15/13	486,510

		Total Oil, Gas & Consumable Fuels	8,068,688

Paper & Forest Products — 0.3%
125,000	B+	Abitibi-Consolidated Inc., Notes, 7.750% due 6/15/11	115,000
215,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	215,000
		NewPage Corp.:
40,000	CCC+	Senior Secured Notes, 11.399% due 5/1/12 (e)	43,400
50,000	CCC+	Senior Subordinated Notes, 12.000% due 5/1/13	52,375
45,000	BB+	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (d)	44,100
		Verso Paper Holdings LLC:
50,000	B+	Senior Secured Notes, 9.125% due 8/1/14 (d)	50,250
40,000	B-	Senior Subordinated Notes, 11.375% due 8/1/16 (d)	40,000
850,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (c)	877,646

		Total Paper & Forest Products	1,437,771

Personal Products — 0.0%
75,000	B	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	78,094

Pharmaceuticals — 0.1%
170,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	161,075
225,000	BB-	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	214,875

		Total Pharmaceuticals	375,950

Real Estate Investment Trusts (REITs) — 0.1%
5,000	BB-	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	5,050
660,000	BB	Host Marriott LP, Senior Notes, Series I, 9.500% due 1/15/07 (c)	672,375
35,000	BB+	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	33,687

		Total Real Estate Investment Trusts (REITs)	711,112

Road & Rail — 0.0%
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
90,000	B-	10.250% due 6/15/07	92,588
80,000	B-	9.375% due 5/1/12	85,400
20,000	B-	12.500% due 6/15/12	22,100
26,896	A	Union Pacific Corp., Pass-Through Certificates, Series 2004-1, 5.404% due 7/2/25	26,263

		Total Road & Rail	226,351

Semiconductors & Semiconductor Equipment — 0.0%
185,000	B-	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	123,488

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         25

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Software — 0.0%
$110,000	CCC+	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (d)	$104,500
150,000	B-	UGS Capital Corp. II, Senior Notes, 10.380% due 6/1/11 (d)(e)(h)	149,250

		Total Software	253,750

Specialty Retail — 0.0%
100,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	94,500
35,000	CCC+	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (d)	40,075
115,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	109,537

		Total Specialty Retail	244,112

Textiles, Apparel & Luxury Goods — 0.1%
305,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	314,150
125,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	126,250
400,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.002% due 12/15/14	272,000

		Total Textiles, Apparel & Luxury Goods	712,400

Thrifts & Mortgage Finance — 0.3%
350,000	A	Countrywide Home Loans Inc., 5.380% due 2/27/08 (e)	350,303
1,250,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27 (c)	1,321,875

		Total Thrifts & Mortgage Finance	1,672,178

Tobacco — 0.1%
740,000	BBB	Altria Group Inc., Notes, 7.000% due 11/4/13 (c)	795,894

Trading Companies & Distributors — 0.0%
45,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (d)	45,675
170,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (d)	176,375
30,000	B-	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (d)	30,075

		Total Trading Companies & Distributors	252,125

Wireless Telecommunication Services — 0.4%
145,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	150,800
1,000,000	BBB+	Sprint Capital Corp., Senior Notes, 6.875% due 11/15/28 (c)	1,014,738
800,000	BBB+	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11 (c)	874,000

		Total Wireless Telecommunication Services	2,039,538

		TOTAL CORPORATE BONDS & NOTES (Cost —$78,549,435)	78,083,787

See Notes to Financial Statements.

26         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

MORTGAGE-BACKED SECURITIES — 12.0%
FHLMC — 1.0%
		Federal Home Loan Mortgage Corp. (FHLMC):
		Gold:
$1,667,824		4.000% due 12/1/07 (c)	$1,633,972
3,575,000		5.000% due 8/14/36 (i)(j)	3,380,609
180,000		Notes, 5.125% due 4/18/11	179,041

		TOTAL FHLMC	5,193,622

FNMA — 9.1%
		Federal National Mortgage Association (FNMA):
1,401,285		5.000% due 7/1/20-9/1/20	1,361,935
10,350,000		5.500% due 8/17/21-8/14/36 (i)(j)	10,089,594
897,395		6.500% due 4/1/29-5/1/29	913,027
66,146		8.500% due 10/1/30	71,195
943,935		7.500% due 7/1/32 (c)	976,226
20,175,000		5.000% due 8/14/36 (i)(j)	19,096,888
16,900,000		6.000% due 8/14/36 (i)(j)	16,794,375

		TOTAL FNMA	49,303,240

GNMA — 1.9%
		Government National Mortgage Association (GNMA):
230,885		7.000% due 2/15/24	238,416
1,514,849		7.000% due 7/15/31 (c)	1,564,235
4,650,000		5.000% due 8/21/36 (i)(j)	4,440,750
4,000,000		6.000% due 8/21/36 (i)(j)	4,001,248

		TOTAL GNMA	10,244,649

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $65,933,231)	64,741,511

SOVEREIGN BONDS — 2.4%
Mexico — 0.7%
1,200,000	A	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12 (c)	1,258,820
		United Mexican States, Medium-Term Notes:
486,000	BBB	5.625% due 1/15/17	466,925
1,711,000	BBB	Series A, 7.500% due 4/8/33 (c)	1,904,343

		Total Mexico	3,630,088

Russia — 1.7%
8,590,000	BBB	Russian Federation, 5.000% due 3/31/30 (c)(d)	9,354,939

		TOTAL SOVEREIGN BONDS (Cost — $12,767,371)	12,985,027

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         27

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.4%
U.S. Government Agencies — 0.7%
$920,000	Federal Home Loan Mortgage Corp. (FHLMC), 5.250% due 2/24/11 (c)	$913,227
	Federal National Mortgage Association (FNMA):
280,000	6.625% due 9/15/09	291,402
470,000	5.200% due 11/8/10	465,123
1,400,000	6.000% due 5/15/11 (c)	1,443,651
790,000	Notes, Series 1, 5.625% due 5/19/11 (c)	792,817

	Total U.S. Government Agencies	3,906,220

U.S. Government Obligations — 1.7%
	U.S. Treasury Bonds:
250,000	6.250% due 8/15/23	280,020
310,000	5.250% due 2/15/29	313,996
1,425,000	4.500% due 2/15/36 (c)	1,301,092
	U.S. Treasury Notes:
930,000	4.500% due 2/28/11 (c)	914,706
210,000	4.500% due 2/15/16	202,338
5,770,000	5.125% due 5/15/16 (c)	5,831,762

	Total U.S. Government Obligations	8,843,914

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $12,691,450)	12,750,134

U.S. TREASURY INFLATION PROTECTED SECURITIES(c) — 0.5%
	U.S. Treasury Bonds, Inflation Indexed:
1,621,959	2.000% due 1/15/16	1,565,635
948,693	2.000% due 1/15/26	886,621

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $2,475,324)	2,452,256

Contracts

PURCHASED OPTIONS — 0.0%
35	Eurodollar Futures, Call @ $94.00, expires 9/18/06	45,500
68	Eurodollar Futures, Call @ $94.75, expires 9/18/06	850
14	Eurodollar Futures, Call @ $94.00, expires 12/18/06	19,337
8	Eurodollar Futures, Put @ $93.00, expires 3/19/07	50
8	Eurodollar Midcurve 1 Year Futures, Call @ $94.75, expires 9/15/06	3,200
13	U.S. Treasury Bonds Futures, Call @ $109.00, expires 8/25/06	5,891
24	U.S. Treasury Notes 5 Year Futures, Call @ $100.00, expires 11/21/06	102,375

	TOTAL PURCHASED OPTIONS (Cost — $196,319)	177,203

See Notes to Financial Statements.

28         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Warrants		Security	Value

WARRANTS(a)(b)(d) — 0.0%
505		Cybernet Internet Services International Inc., Expires 7/1/09*	$0
455		GT Group Telecom Inc., Class B Shares, Expires 2/1/10*	0
485		IWO Holdings Inc., Expires 1/15/11*	0
505		Merrill Corp., Class B Shares, Expires 5/1/09*	0
95		Pliant Corp., Expires 6/1/10*	1

		TOTAL WARRANTS (Cost — $194,409)	1

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $509,595,616)	573,364,474

Face Amount	Rating‡
SHORT-TERM INVESTMENTS — 3.6%
Sovereign Bonds — 0.0%
$240,000	NR	Government of Canada, 4.962% due 9/20/06 (k) (Cost — $238,380)	238,380

U.S. Government Agency — 0.1%
580,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.053% due 9/25/06 (k)(l) (Cost — $575,605)	575,605

Repurchase Agreements — 3.5%
8,275,000		Interest in $559,223,000 joint tri-party repurchase agreement dated 7/31/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.260% due 8/1/06; Proceeds at maturity — $8,276,209; (Fully collateralized by U.S. Treasury Bill, 0.000% due 8/24/06; Market value — $8,440,509) (c)	8,275,000
10,481,000		Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 7/31/06, 5.250% due 8/1/06; Proceeds at maturity — $10,482,528; (Fully collateralized by U.S. Treasury Note, 5.125% due 6/30/11; Market value — $10,692,925) (c)	10,481,000

		Total Repurchase Agreements (Cost — $18,756,000)	18,756,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $19,569,985)	19,569,985

		TOTAL INVESTMENTS — 109.7% (Cost — $529,165,601#)	592,934,459
		Liabilities in Excess of Other Assets — (9.7)%	(52,224,017)

		TOTAL NET ASSETS — 100.0%	$540,710,442

*	Non-income producing security.

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Illiquid security.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(c)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, TBA’s and mortgage dollar rolls.

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         29

Schedule of Investments (July 31, 2006) (continued)

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2006.

(f)	Security is currently in default.

(g)	Rating by Moody’s Investors Service. All ratings are unaudited.

(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security was acquired under mortgage dollar roll agreement (See Notes 1 and 3).

(k)	Rate shown represents yield to maturity.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $529,418,156.

See page 31 for definitions of ratings.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
10	Eurodollar Futures, Call	9/18/06	$95.25	$62
24	Eurodollar Futures, Call	9/18/06	94.50	4,500
71	Eurodollar Futures, Call	9/18/06	95.00	444
14	Eurodollar Futures, Call	9/18/06	94.88	87
17	Eurodollar Futures, Call	9/18/06	94.38	6,906
10	Eurodollar Futures, Put	9/18/06	94.50	1,500
25	Eurodollar Futures, Put	9/18/06	94.63	7,188
16	U.S. Treasury Bonds Futures, Call	9/25/06	113.00	250
29	U.S. Treasury Bonds Futures, Call	8/25/06	111.00	2,266
202	U.S. Treasury Bonds Futures, Call	11/21/06	110.00	192,531
19	U.S. Treasury Bonds Futures, Call	11/21/06	109.00	26,125
17	U.S. Treasury Bonds Futures, Call	11/21/06	111.00	11,156
19	U.S. Treasury Bonds Futures, Put	8/25/06	105.00	891
34	U.S. Treasury Bonds Futures, Put	11/21/06	100.00	1,594
16	U.S. Treasury Bonds Futures, Put	8/25/06	104.00	250
17	U.S. Treasury Bonds Futures, Put	11/21/06	103.00	3,453
3	U.S. Treasury Notes 5 Year Futures, Call	8/25/06	105.50	94
23	U.S. Treasury Notes 5 Year Futures, Call	8/25/06	105.00	1,078
45	U.S. Treasury Notes 5 Year Futures, Call	8/25/06	104.50	7,734
27	U.S. Treasury Notes 5 Year Futures, Call	11/21/06	104.50	13,922
7	U.S. Treasury Notes 5 Year Futures, Put	8/25/06	103.50	438
16	U.S. Treasury Notes 10 Year Futures, Call	8/25/06	109.00	250
51	U.S. Treasury Notes 10 Year Futures, Call	8/25/06	108.00	1,594
134	U.S. Treasury Notes 10 Year Futures, Call	8/25/06	107.00	14,656
10	U.S. Treasury Notes 10 Year Futures, Call	11/21/06	109.00	1,406
94	U.S. Treasury Notes 10 Year Futures, Call	11/21/06	107.00	52,875
13	U.S. Treasury Notes 10 Year Futures, Call	11/21/06	108.00	3,859
6	U.S. Treasury Notes 10 Year Futures, Call	11/21/06	106.00	5,813

	TOTAL OPTIONS WRITTEN (Premiums received — $489,276)			$362,922

See Notes to Financial Statements.

30         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         31

Statement of Assets and Liabilities (July 31, 2006)

ASSETS:
Investments, at value (Cost — $529,165,601)	$592,934,459
Cash	1,079,621
Receivable for securities sold	3,364,148
Dividends and interest receivable	2,352,098
Receivable for Fund shares sold	67,801
Receivable from broker — variation margin on open futures contracts	24,539
Prepaid expenses	139,163

Total Assets	599,961,829

LIABILITIES:
Payable for securities purchased	58,092,542
Payable for Fund shares repurchased	385,968
Options written, at value (premiums received $489,276)	362,922
Investment management fee payable	163,388
Distribution fees payable	57,596
Deferred compensation payable	18,321
Deferred dollar roll income	13,159
Accrued expenses	157,491

Total Liabilities	59,251,387

Total Net Assets	$540,710,442

NET ASSETS:
Par value (Note 6)	$42,056
Paid-in capital in excess of par value	574,933,992
Undistributed net investment income	2,358,842
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(100,810,001)
Net unrealized appreciation on investments, futures contracts and options written	64,185,553

Total Net Assets	$540,710,442

Shares Outstanding:
Class A	34,951,550

Class B	3,462,412

Class C	3,641,862

Net Asset Value:
Class A (and redemption price)	$12.86

Class B *	$12.82

Class C *	$12.83

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$13.54

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

32         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Statement of Operations (For the year ended July 31, 2006)

INVESTMENT INCOME:
Interest	$12,511,401
Dividends	9,347,144
Less: Foreign taxes withheld	(11,055)

Total Investment Income	21,847,490

EXPENSES:
Investment management fee (Note 2)	3,358,158
Distribution fees (Notes 2 and 4)	2,098,088
Transfer agent fees (Notes 2 and 4)	515,580
Administration fees (Note 2)	403,277
Shareholder reports (Note 4)	112,301
Custody fees	51,204
Registration fees	40,581
Audit and tax	34,127
Legal fees	29,918
Trustees’ fees (Note 2)	17,448
Insurance	17,083
Miscellaneous expenses	9,605

Total Expenses	6,687,370
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(976,322)

Net Expenses	5,711,048

Net Investment Income	16,136,442

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	20,195,981
Futures contracts	(886,356)
Options written	174,077
Foreign currency transactions	(14)

Net Realized Gain	19,483,688

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(6,557,731)
Futures contracts	290,341
Options written	126,354

Change in Net Unrealized Appreciation/Depreciation	(6,141,036)

Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	13,342,652

Increase in Net Assets From Operations	$29,479,094

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         33

Statements of Changes in Net Assets (For the years ended July 31,)

	2006	2005
OPERATIONS:
Net investment income	$16,136,442	$16,494,267
Net realized gain	19,483,688	7,389,352
Change in net unrealized appreciation/depreciation	(6,141,036)	28,761,969
Payment by affiliate (Note 2)	—	49,700

Increase in Net Assets From Operations	29,479,094	52,695,288

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(16,806,839)	(17,189,299)

Decrease in Net Assets From Distributions to Shareholders	(16,806,839)	(17,189,299)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	15,994,850	44,607,899
Reinvestment of distributions	14,299,693	14,569,943
Cost of shares repurchased	(128,437,782)	(98,773,832)

Decrease in Net Assets From Fund Share Transactions	(98,143,239)	(39,595,990)

Decrease in Net Assets	(85,470,984)	(4,090,001)
NET ASSETS:
Beginning of year	626,181,426	630,271,427

End of year*	$540,710,442	$626,181,426

* Includes undistributed net investment income of:	$2,358,842	$2,490,264

See Notes to Financial Statements.

34         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$12.58	$11.90		$10.97	$10.18	$12.74

Income (Loss) From Operations:
Net investment income	0.37	0.33		0.27	0.28	0.35
Net realized and unrealized gain (loss)	0.30	0.70		0.96	0.80	(2.53)

Total Income (Loss) From Operations	0.67	1.03		1.23	1.08	(2.18)

Less Distributions From:
Net investment income	(0.39)	(0.35)		(0.30)	(0.29)	(0.38)

Total Distributions	(0.39)	(0.35)		(0.30)	(0.29)	(0.38)

Net Asset Value, End of Year	$12.86	$12.58		$11.90	$10.97	$10.18

Total Return(2)	5.39%	8.74	%(3)	11.28%	10.85%	(17.40)%

Net Assets, End of Year (millions)	$450	$507		$522	$502	$519

Ratios to Average Net Assets:
Gross expenses	1.04%	1.08%		1.05%	1.05%	1.11%
Net expenses	0.87 (4)	0.86	(4)	0.93 (4)	1.05	1.11
Net investment income	2.90	2.70		2.30	2.72	3.01

Portfolio Turnover Rate(5)	71%	35%		74%	50%	40%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         35

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$12.54	$11.86		$10.92	$10.13	$12.68

Income (Loss) From Operations:
Net investment income	0.30	0.27		0.22	0.23	0.28
Net realized and unrealized gain (loss)	0.30	0.70		0.96	0.79	(2.51)

Total Income (Loss) From Operations	0.60	0.97		1.18	1.02	(2.23)

Less Distributions From:
Net investment income	(0.32)	(0.29)		(0.24)	(0.23)	(0.32)

Total Distributions	(0.32)	(0.29)		(0.24)	(0.23)	(0.32)

Net Asset Value, End of Year	$12.82	$12.54		$11.86	$10.92	$10.13

Total Return(2)	4.86%	8.23	%(3)	10.88%	10.26%	(17.82)%

Net Assets, End of Year (millions)	$44	$60		$56	$46	$61

Ratios to Average Net Assets:
Gross expenses	1.57%	1.58%		1.46%	1.48%	1.67%
Net expenses	1.41 (4)	1.36	(4)	1.33 (4)	1.48	1.67
Net investment income	2.37	2.20		1.91	2.31	2.47

Portfolio Turnover Rate(5)	71%	35%		74%	50%	40%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

36         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$12.55	$11.87		$10.95	$10.15	$12.70

Income (Loss) From Operations:
Net investment income	0.27	0.24		0.19	0.20	0.27
Net realized and unrealized gain (loss)	0.31	0.70		0.95	0.81	(2.53)

Total Income (Loss) From Operations	0.58	0.94		1.14	1.01	(2.26)

Less Distributions From:
Net investment income	(0.30)	(0.26)		(0.22)	(0.21)	(0.29)

Total Distributions	(0.30)	(0.26)		(0.22)	(0.21)	(0.29)

Net Asset Value, End of Year	$12.83	$12.55		$11.87	$10.95	$10.15

Total Return(2)	4.65%	7.99	%(3)	10.43%	10.10%	(18.02)%

Net Assets, End of Year (millions)	$47	$57		$50	$18	$17

Ratios to Average Net Assets:
Gross expenses	1.77%	1.80%		1.80%	1.80%	1.81%
Net expenses	1.61 (4)	1.58	(4)	1.66 (4)	1.80	1.81
Net investment income	2.17	1.97		1.60	1.97	2.31

Portfolio Turnover Rate(5)	71%	35%		74%	50%	40%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         37

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Dividend and Income Fund (formerly known as Smith Barney Dividend and Income Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions

38         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Financial Futures Contracts. The Fund may enter into financial futures contracts typically as a hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates or securities markets; as a substitute for buying or selling securities; and as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         39

Notes to Financial Statements (continued)

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

40         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

(j) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Losses
(a)	$538,975	$(538,975)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of consent fees.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to the Legg Mason transaction, the Fund paid SBFM an investment management fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

Under the new investment management agreement, which became effective December 1, 2005, the Fund paid SBFM a management fee, calculated daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

During the year ended July 31, 2006, the Fund’s Class A shares had an expense limitation of 0.90% of the average net assets of the class. In the event SBFM waives investment management fees for Class A, SBFM will also waive similar amounts (in basis points) for all other classes of the Fund.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         41

Notes to Financial Statements (continued)

During the year ended July 31, 2006, SBFM waived a portion of its fee in the amount of $831,823. In addition, during the year ended July 31, 2006, the Fund was reimbursed for expenses in the amount of $144,499.

During the year ended July 31, 2005, SBFM reimbursed the Fund in the amount of $49,700 for losses incurred resulting from an investment transaction error.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended July 31, 2006, the Fund paid transfer agent fees of $392,817 to CTB. In addition, for the period ended July 31, 2006, the Fund also paid $1,796 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended July 31, 2006, CGM and its affiliates and LMIS received sales charges of approximately $28,000 on sales of the Fund’s Class A shares. In addition, for the period ended July 31, 2006, CDSCs paid to CGM and its affiliates and LMIS were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$38,000	$2,000

*	Amount represents less than $1,000.

42         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of July 31, 2006, the Fund had accrued $18,321 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended July 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$144,906,424	$273,753,304

Sales	182,428,797	286,626,978

At July 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$77,856,442
Gross unrealized depreciation	(14,340,139)

Net unrealized appreciation	$63,516,303

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         43

Notes to Financial Statements (continued)

At July 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro Dollar	16	3/08	$3,796,130	$3,793,600	$(2,530)
Euro Dollar	35	9/06	8,280,913	8,270,500	(10,413)
Euro Dollar	16	3/07	3,775,942	3,785,600	9,658
Euro Dollar	41	12/06	9,673,517	9,691,375	17,858
U.S. Treasury 5 Year Notes	382	9/06	39,596,575	39,811,562	214,987
U.S. Treasury Bonds	133	9/06	14,310,681	14,401,406	90,725

					320,285

Contracts to Sell:
U.S. Treasury 5 Year Notes	19	12/06	$1,966,405	$1,981,047	$(14,642)
U.S. Treasury 10 Year Notes	23	9/06	2,423,416	2,438,718	(15,302)

					(29,944)

Net Unrealized Gain on Futures Contracts					$290,341

During the year ended July 31, 2006, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding July 31, 2005	—	$—
Options written	1,595	840,741
Options bought back	(268)	(241,192)
Options expired	(358)	(110,273)

Options written, outstanding July 31, 2006	969	$489,276

During the year ended July 31, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $632,824,032. For the year ended July 31, 2006, the Fund recorded interest income of $590,168 related to such mortgage dollar rolls. At July 31, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $51,873,062.

44         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$1,185,396	$420,668	$91,018
Class B	384,407	55,964	13,399
Class C	518,108	37,487	7,483
Class O*	10,177	1,461	401

Total	$2,098,088	$515,580	$112,301

*	Shares of Class O were converted to Class A shares on April 21, 2006.

5.	Distributions to Shareholders by Class

	Year Ended July 31, 2006	Year Ended July 31, 2005
Net Investment Income:
Class A	$14,300,678	$14,595,967
Class B	1,273,871	1,358,820
Class C	1,195,253	1,179,604
Class O*	37,037	54,908

Total	$16,806,839	$17,189,299

*	Shares of Class O were converted to Class A shares on April 21, 2006.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         45

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At July 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	889,627	$11,309,726	1,477,216	$18,236,602
Shares issued on reinvestment	971,629	12,268,365	1,014,427	12,469,162
Shares repurchased	(7,222,132)	(91,429,418)	(6,029,700)	(74,576,005)

Net Decrease	(5,360,876)	$(67,851,327)	(3,538,057)	$(43,870,241)

Class B
Shares sold	156,675	$1,969,065	1,086,150	$13,381,848
Shares issued on reinvestment	81,523	1,025,929	88,847	1,089,316
Shares repurchased	(1,535,789)	(19,371,759)	(1,162,887)	(14,315,587)

Net Increase (Decrease)	(1,297,591)	$(16,376,765)	12,110	$155,577

Class C
Shares sold	215,589	$2,715,906	1,057,116	$12,980,620
Shares issued on reinvestment	77,571	977,163	78,944	969,310
Shares repurchased	(1,220,126)	(15,400,654)	(769,078)	(9,493,153)

Net Increase (Decrease)	(926,966)	$(11,707,585)	366,982	$4,456,777

Class O*
Shares sold	23	$153	722	$8,829
Shares issued on reinvestment	2,253	28,236	3,441	42,155
Shares repurchased	(174,042)	(2,235,951)	(31,412)	(389,087)

Net Decrease	(171,766)	$(2,207,562)	(27,249)	$(338,103)

*	Shares of Class O were converted to Class A shares on April 21, 2006.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$16,806,839	$17,189,299

46         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

As of July 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,358,842

Capital loss carryforward (*)	$(100,132,419)
Other book/tax temporary differences(a)	(425,027)
Unrealized appreciation/(depreciation)(b)	63,932,998

Total accumulated earnings/(losses) — net	$(34,265,606)

(*)	During the taxable year ended July 31, 2006, the Fund utilized $18,431,271 of its capital loss carryover available from prior years. As of July 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2010	$(32,079,260)
7/31/2011	(68,053,159)

$(100,132,419)

These amounts will be available to offset any future taxable gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and realization for tax purposes of unrealized gains on certain futures contracts.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premium on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         47

Notes to Financial Statements (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

48         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         49

Notes to Financial Statements (continued)

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

11.	Subsequent Events

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and CAM North America, LLC (“CAM N.A.”) and Western Asset Management Company (“Western Asset”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, CAM N.A. and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays the subadvisers 70% of the net management fee that it receives from the Fund. This fee is divided between the subadvisers, on a pro rata basis, based on the assets allocated to each subadviser, from time to time.

The Fund’s Board approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, the Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders would recognize no gain or loss for Federal income tax purposes. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders.

Proxy materials describing the reorganization are expected to be sent to Fund shareholders later in 2006. If Fund shareholders approve the reorganization, it is expected to occur on or about December 1, 2006.

The Fund’s Board also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

50         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

12.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Legg Mason Partners Dividend and Income Fund 2006 Annual Report         51

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Funds

(formerly Smith Barney Income Funds):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments and options written, of Legg Mason Partners Dividend and Income Fund (formerly Smith Barney Dividend and Income Fund), a series of Legg Mason Partners Income Funds, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Partners Dividend and Income Fund, as of July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2006

52         Legg Mason Partners Dividend and Income Fund 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and each of CAM North America, LLC and Western Asset Management Company (the “Subadvisers”) (each a “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC (“SBFM”) and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadvisers’ parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to each of the Subadvisers the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadvisers under the New Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of

Legg Mason Partners Dividend and Income Fund         53

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreements.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place, if any. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to each Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fees were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreements.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreements.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being

54         Legg Mason Partners Dividend and Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

Legg Mason Partners Dividend and Income Fund         55

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Dividend and Income Fund (formerly known as Smith Barney Dividend and Income Fund) (the “Fund”) are managed under the direction of the Board of Trustees of the Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL 33455 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

56         Legg Mason Partners Dividend and Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds

Officers:
Robert J. Brault Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of

Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)

				N/A	N/A

Harry D. Cohen Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Vice President and Investment Officer	Since 1980	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Legg Mason Partners Dividend and Income Fund         57

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Scott K. Glasser Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 1996	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

58         Legg Mason Partners Dividend and Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Dividend and Income Fund         59

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2006:

Record Date:	9/27/05	12/27/05	3/30/06	6/29/06
Payable Date:	9/30/05	12/30/05	3/31/06	6/30/06

Ordinary Income:
Qualified Dividend Income for Individuals	53.19%	56.50%	54.90%	54.90%

Dividends Qualifying for the Dividends Received Deduction for Corporations	50.89%	53.51%	49.55%	49.55%

Interest from Federal Obligations	8.67%	8.67%	3.51%	3.51%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

60         Legg Mason Partners Dividend and Income Fund

Legg Mason Partners

Dividend and Income Fund

TRUSTEES Lee Abraham Jane F. Dasher R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

CAM North America, LLC

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Income Funds — Legg Mason Partners Dividend and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC Member NASD, SIPC

FD0426 9/06	SR06-141

Legg Mason Partners Dividend and Income Fund

The Fund is a separate investment fund of Legg Mason Partners Income Funds, a Massachusetts business trust.

LEGG MASON PARTNERS DIVIDEND AND INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Income Funds — Smith Barney Dividend and Income Fund name.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2005 and July 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $215,000 in 2005 and $224,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,500 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Funds

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Funds during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Income Funds’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Funds

Date: October 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Funds

Date: October 6, 2006

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Legg Mason Partners Income Funds

Date: October 6, 2006